                                                                     EXHIBIT 4.2

[BLUE BORDER DESIGN]

                             [FRONT OF CERTIFICATE]

         NUMBER                 [OPENSITE LOGO]                           SHARES
OPNS                       OPENSITE TECHNOLOGIES, INC.


COMMON STOCK                                                     SEE REVERSE FOR
$0.01 PAR VALUE                                              CERTAIN DEFINITIONS
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                               CUSIP 68371Q 10 1

THIS CERTIFIES THAT                         [SPECIMEN]
                    ------------------------------------------------------------
IS THE OWNER OF
               -----------------------------------------------------------------
          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                          OPENSITE TECHNOLOGIES, INC.
transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

/s/ James R. Ford                   [OPENSITE                  /s/ Kip A. Frey
------------------------            TECHNOLOGIES, INC.         -----------------
Vice President, Finance             CORPORATE SEAL             President and
                                    DELAWARE]                  Chief Executive
                                                               Officer


COUNTERSIGNED AND REGISTERED:

BANCBOSTON, N.A.
TRANSFER AGENT AND REGISTRAR

BY
  -----------------------------
      AUTHORIZED SIGNATURE

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                             [BACK OF CERTIFICATE]

                          OPENSITE TECHNOLOGIES, INC.

         The Corporation will furnish without charge to each shareholder who so requests a statement or summary or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM  - as tenants in common                   UNIF GIFT MIN ACT - _________ Custodian___________
  TEN ENT  - as tenants by the entireties                                (Cust)              (Minor)
  JT TEN   - as joint tenants with the                                  under the Uniform Gifts to
             right of survivorship and                                  Minors Act ___________________
             not as tenants in common                                                    (State)


    Additional abbreviations may also be used though not in the above list.


For value received, _____________________________ hereby sell, assign and transfer unto ________________________ [PLEASE INSERT SOCIAL SECURITY OR
                                       OTHER IDENTIFYING NUMBER OF ASSIGNEE]


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________
________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with the full power of substitution in the premises.

Dated _____________________          __________________________________________
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERNATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.


            SIGNATURE(S) GUARANTEED: _________________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                     STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                     AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                     APPROVED SIGNATURE GUARANTEE MEDALLION
                                     PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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